1 CenterPoint Energy Announces Leadership Succession Jason P. Wells to Become CEO; David J. Lesar to Support Transition Houston – October 26, 2023 - CenterPoint Energy, Inc. (NYSE: CNP) today announced a leadership transition that helps position the company to continue driving sustainable value for customers, communities, investors and employees. The Board has unanimously appointed Jason P. Wells, CenterPoint Energy President and Chief Operating Officer, to become President and Chief Executive Officer and a member of the Board of Directors, effective January 5, 2024. David J. Lesar will retire from his role as CEO and a member of the Board at that time. Mr. Lesar will continue to work closely with Mr. Wells to support a seamless transition. “On behalf of the Board of Directors, I thank Dave for his outstanding leadership and commitment to CenterPoint Energy, and for his relentless pursuit of unlocking the strength and potential of our company to firmly position us among the premium-valued utilities in our industry,” said Earl M. Cummings, Chair of the Board. “Today’s announcement reflects the Board’s longstanding and robust leadership succession planning and stakeholder engagement process. We look forward to continuing to benefit from Dave’s experience and expertise through the transition period. Jason shares the same unwavering commitment to the pursuit of excellence that Dave has fostered and has played a pivotal role in establishing and executing on CenterPoint Energy’s utility-focused strategy and charting the company’s growth trajectory. The Board is confident that Jason is the right leader to continue to advance the company’s strategy and drive stakeholder value.” Mr. Wells said, “It is an exciting time in CenterPoint Energy’s long history. Together, we have worked to advance our vision as a pure-play, regulated and premium utility. We are successfully executing our industry-leading capital investment plan with a focus on safety, reliability, resiliency, growth and enabling cleaner energy investments to benefit our community and all our stakeholders. Dave’s outstanding leadership has been instrumental in transforming the company into one of the most tangible growth stories in the industry. As we enter this next chapter, I look forward to working with Dave over the next few months to ensure a seamless transition for all of our stakeholders and I thank him for his partnership. I am honored to lead the exceptional and dedicated team at CenterPoint Energy that puts customers and communities at the forefront of all we do. I look forward to continuing to engage with our stakeholders and sharing my vision for our great company’s future in the coming months.” Mr. Lesar said, “It has been an honor and a privilege to lead CenterPoint Energy these past three-plus years and to work with our outstanding people to transform the company into the leader it is today. I am incredibly proud of the significant achievements we’ve accomplished together and the work we have done to make the pursuit of progress possible on our path to a premium market valuation. We have reached this momentous milestone after a rigorous For more information contact Media: Communications Media.Relations@CenterPointEnergy.com Investors: Jackie Richert / Ben Vallejo Phone 713.207.6500

2 and purposeful succession journey, and I am confident that Jason is the best leader to be at the helm of our company as it continues to move forward.” About Jason P. Wells Mr. Wells joined CenterPoint Energy in 2020, and over the last three years has held several executive leadership positions, including Executive Vice President and Chief Financial Officer. In this role, he was responsible for the company’s Finance organization and electric generation transition plan. Most recently, Mr. Wells served as President and Chief Operating Officer and is responsible for the company’s utilities operations, including electric, natural gas and power generation. Mr. Wells is focused on safety, promoting excellence across operations and executing on the company’s industry-leading growth plan. Previously, Mr. Wells held positions of increasing responsibility with PG&E Corporation for 13 years. He served as EVP and CFO overseeing the financial activities of the nearly $60 billion enterprise. In his roles as Chief Financial Officer, Mr. Wells successfully led the execution of more than $50 billion in capital markets and strategic transactions. Mr. Wells serves on the boards of the Greater Houston Partnership, Central Houston, Inc., M.D. Anderson Cancer Center, and the Bauer College of Business at the University of Houston. He is also on the advisory board of the Kinder Institute for Urban Research at Rice University. In addition, he served on the board of the San Francisco- Marin Food Bank in 2020 and was a board member and treasurer of Habitat for Humanity Greater San Francisco from 2013 to 2019. He holds bachelor’s and master’s degrees in accounting, both from the University of Florida, and is a Certified Public Accountant (CPA). About CenterPoint Energy, Inc. As the only investor owned electric and gas utility based in Texas, CenterPoint Energy, Inc. (NYSE: CNP) is an energy delivery company with electric transmission and distribution, power generation and natural gas distribution operations that serve more than 7 million metered customers in Indiana, Louisiana, Minnesota, Mississippi, Ohio and Texas. As of September 30, 2023, the company owned approximately $39 billion in assets. With approximately 9,000 employees, CenterPoint Energy and its predecessor companies have been in business for more than 150 years. For more information, visit CenterPointEnergy.com. Forward-looking Statements This news release includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. When used in this news release, the words "anticipate," "believe," "continue," "could," "estimate," "expect," "forecast," "goal," "intend," "may," "objective," "plan," "potential," "predict," "projection," "should," "target," "will" or other similar words are intended to identify forward-looking statements. These forward-looking statements are based upon assumptions of management which are believed to be reasonable at the time made and are subject to significant risks and uncertainties. Actual events and results may differ materially from those expressed or implied by these forward-looking statements. Any statements in this news release regarding future events, such as CenterPoint Energy's long-term capital plan and its ability to execute on its long-term capital plan and generation transition plans, future financial performance of CenterPoint Energy, executive management continuity and executive succession planning, achievement of emissions reduction goals, Board composition and any other statements that are not historical facts are forward-looking statements. Each forward-looking statement contained in this news release speaks only as of the date of this release. Important factors that could cause actual results to differ materially from those indicated by the provided forward-looking information include risks and uncertainties relating to: (1) the impact of pandemics, including the COVID-19 pandemic; (2) financial market conditions; (3) general economic conditions; (4) the timing and impact of future regulatory and legislative decisions; (5) effects of competition; (6) weather variations; (7) changes in business plans; (8) continued disruptions to the global supply chain and increases in commodity prices; (9) legislative decisions, including tax and developments related to the environment such as global climate change, air emissions, carbon and waste water discharges; (10) CenterPoint Energy's ability to execute on its initiatives, targets and goals and operations and

3 maintenance goals and (11) other factors, risks and uncertainties discussed in CenterPoint Energy's Annual Report on Form 10- K for the fiscal year ended December 31, 2022 and CenterPoint's Quarterly Reports on Form 10-Q for the quarters ended March 31, 2023, June 30, 2023 and September 30, 2023, and other reports CenterPoint Energy or its subsidiaries may file from time to time with the Securities and Exchange Commission.